UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)     Departure of Certain Officers

The Company announced today that Scott M. Asbjornson, Vice President, Finance and Chief Financial Officer (CFO), notified AAON, Inc. (the "Company") of his decision to retire from the Company to pursue other interests, effective immediately. Mr. Asbjornson has served as Vice President, Finance and CFO since August 2012. Prior to that, he served as President (2010-2012) and Vice President (2007-2010) of AAON Coil Products, Inc., the Company’s wholly-owned subsidiary, and from 1988 to 2007, held various accounting and finance positions at the Company.

Mr. Asbjornson's decision to retire is not the result of any disagreement with management related to AAON’s operations, policies or practices.

(c)     Appointment of Certain Officers

Additionally, the Company announced its Board of Directors has promoted Rebecca A. Thompson as Vice President, Finance and Chief Financial Officer, effective immediately. Ms. Thompson, joined the Company in 2012 as Chief Accounting Officer and assumed the additional role of Treasurer in 2017. Prior to joining the Company, she served as a Senior Manager at Grant Thornton, LLP, where she had 11 years of experience in the assurance division. Ms. Thompson is a licensed certified public accountant and graduated from the University of Tulsa with a Bachelor of Science in Accounting and Master of Information Systems and Accounting.

Ms. Thompson will be eligible to participate in all elements of the Company’s executive compensation package. Ms. Thompson and the Company have not entered into any employment agreement in connection with her election to this position.

Ms. Thompson does not have any family relationships with any of the Company’s directors or officers and is not party to any transactions of the type listed in Item 404(a) of Regulation S-K.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated April 30, 2021 announcing retirement of CFO, Scott Asbjornson and promotion of Rebecca Thompson.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	April 30, 2021	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary